UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 23, 2013

WFRBS Commercial Mortgage Trust 2013-C18
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
NCB, FSB
UBS Real Estate Securities Inc.
C-III Commercial Mortgage LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-172366-11	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina		28288-1066
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of December 23, 2013, with respect to WFRBS Commercial Mortgage Trust 2013-C18. The purpose of this amendment is (1) to file the executed versions of the agreements previously filed as Exhibits 4.1 (the “Pooling and Servicing Agreement”), 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 to the Form 8-K, (2) to make clerical and minor revisions to the versions of Exhibits 4.1, 99.2 and 99.3 that were previously filed and (3) to file as Exhibits 99.9 and 99.10, respectively: (i) the servicing agreement that governs the servicing of the Sullivan Center Loan Combination (as defined below) and (ii) the servicing agreement that governs the servicing of the Garden State Plaza Loan Combination (as defined below) effective as of December 30, 2013. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 8.  Other Events.

Item 8.01.   Other Events.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2013-UBS1, Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1, was issued by WFRBS Commercial Mortgage Trust 2013-UBS1, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2013 (the “WFRBS 2013-UBS1 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.  Pursuant to the Pooling and Servicing Agreement, the Sullivan Center Loan Combination is a Non-Serviced Loan Combination and the Sullivan Center Mortgage Loan is a Non-Trust-Serviced Mortgage Loan, and the servicing of the Sullivan Center Loan Combination is governed by the WFRBS 2013-UBS1 Pooling and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the WFRBS 2013-UBS1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.9.

On December 30, 2013, a series of mortgage pass-through certificates, entitled RBS Commercial Funding Inc. 2013-GSP Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-GSP, was issued by RBS Commercial Funding Inc. 2013-GSP Trust, pursuant to a Trust and Servicing Agreement, dated as of December 6, 2013 (the “RBS 2013-GSP Trust and Servicing Agreement”), between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.  The Garden State Plaza Pari Passu Companion Loan was included in the securitization trust created by the RBS 2013-GSP Trust and Servicing Agreement.  Accordingly, pursuant to the Pooling and Servicing Agreement, upon the execution and delivery of the RBS 2013-GSP Trust and Servicing Agreement, the Garden State Plaza Loan Combination became a Non-Serviced Loan Combination and the Garden State Plaza Mortgage Loan became a Non-Trust-Serviced Mortgage Loan.  Upon such execution and delivery of the RBS 2013-GSP Trust and Servicing Agreement, the servicing of the Garden State Plaza Loan Combination became governed by the RBS 2013-GSP Trust and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the RBS 2013-GSP Trust and Servicing Agreement is attached hereto as Exhibit 99.10.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

    (d)   Exhibits.

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and NCB, FSB.

99.7	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS Real Estate Securities Inc.

99.8	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.9
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

99.10
Trust and Servicing Agreement, dated as of December 6, 2013, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: Director

Dated: February 14, 2014

Exhibit Index

Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and The Royal Bank of Scotland plc.

99.3	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and NCB, FSB.

99.7	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS Real Estate Securities Inc.

99.8	Mortgage Loan Purchase Agreement, dated as of December 17, 2013, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.9
Pooling and Servicing Agreement, dated as of December 1, 2013, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

99.10
Trust and Servicing Agreement, dated as of December 6, 2013, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.